JPMORGAN FUNDS

JPMorgan Strategic Appreciation Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated November 26, 2007
to the Prospectuses dated March 21, 2007

The information appearing immediately under the heading “The Portfolio Managers” in “The Fund’s Management and Administration” section in each of the Fund’s Prospectuses is hereby revised to include the following:

Sandeep Bhargava is also a member of the portfolio management team. Mr. Bhargava is a Managing Director of JPMIM in the Global Portfolios Group, based in London, and is a portfolio manager responsible for disciplined strategies. An employee since 1997, Mr. Bhargava was previously a product manager for Indian asset management in Asia. Mr. Bhargava holds a BA in Economics from Cambridge University and a D. Phil in Economics from Oxford University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SA-1107